UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 1, 2000
                                                 ----------------

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Virginia                                      001-13467                             56-1641133
           --------                                      ---------                             ----------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)           (IRS Employer Identification No.)


                   601 Biotech Drive, Richmond, Virginia 23235
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (804) 648-3820
                                                   ----------------



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Effective March 1, 2000, Peter C. Einselen, submitted his resignation as a director of the Company. Mr. Einselen served as a director since the Company completed its initial public offering in 1997. Mr. Einselen served as a member of the Audit, Compensation and Nominating Committees of the Company's Board of Directors. Mr. Einselen has elected to focus his attention of the operation of Anderson & Strudwick Incorporated, a brokerage firm by which he is employed. The Company is actively searching for a replacement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

         (c)      EXHIBITS.

                           Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMONWEALTH BIOTECHNOLOGIES, INC.



                                            By: /s/ Robert B. Harris, Ph.D.
                                               ---------------------------------
                                                    Robert B. Harris, Ph.D.
                                                    President







March 24, 2000